Exhibit 99.1

LETTER OF TRANSMITTAL

CB RICHARD ELLIS SERVICES, INC.

Offer to Exchange

All Outstanding Privately Placed 9 3/4% Senior Notes due May 15, 2010

for an Equal Amount of Registered 9 3/4% Senior Notes due May 15, 2010

pursuant to the Prospectus, dated December     , 2003

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON JANUARY     , 2004, UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON JANUARY     , 2004.

Delivery To:

U.S. BANK NATIONAL ASSOCIATION

(Exchange Agent)

By Registered or Certified Mail:	By Facsimile:	By Overnight Courier or Hand:

U.S. Bank West Side Flats Operations Center 60 Livingston Avenue St. Paul, MN 55107 Mail Station — EP-MN-US2N	(651) 495-8158 To Confirm by Telephone: (651) 495-3513	U.S. Bank West Side Flats Operations Center 60 Livingston Avenue St. Paul, MN 55107 Mail Station — EP-MN-US2N

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

The undersigned acknowledges receipt of the Prospectus, dated December     , 2003 (the “Prospectus”), of CB Richard Ellis Services, Inc., a Delaware corporation (the “Company”), and this Letter of Transmittal (this “Letter”), which together constitute the offer (the “Exchange Offer”) to exchange an aggregate principal amount of up to $200,000,000 of the Company’s 9 3/4% Senior Notes due May 15, 2010 that were originally sold pursuant to a private offering (the “Original Notes”) for an equal principal amount of the Company’s 9 3/4% Senior Notes due May 15, 2010 that have been registered under the Securities Act of 1933, as amended (the “Exchange Notes”).  U.S. Bank National Association is the exchange agent for the Exchange Offer (the “Exchange Agent”).

For each Original Note accepted for exchange, the holder of such Original Note will receive an Exchange Note having a principal amount equal to that of the surrendered Original Note.  The Exchange Notes will accrue interest at the rate of 9 3/4% per annum, payable semi-annually in arrears on May 15 and November 15 of each year, commencing on November 15, 2003.

The Company reserves the right, in accordance with applicable law, at any time: (i) to delay the acceptance of the Original Notes; (ii) to terminate the Exchange Offer if the Company determines that any of the conditions to the Exchange Offer has not occurred or has not been satisfied; (iii) to extend the Expiration Date of the Exchange Offer and keep all Original Notes tendered other than those Original Notes properly withdrawn; and (iv) to waive any condition or amend the terms of the Exchange Offer.  If the Company materially changes the Exchange Offer, or if the Company waives a material condition of the Exchange Offer, the Company will promptly distribute a prospectus supplement to the holders of the Original Notes disclosing the change or waiver.  The Company also will extend the Exchange Offer as required by Rule 14e-1 under the Securities Exchange Act of 1934, as amended.  If the Company exercises any of the rights listed above, it will promptly give oral or written notice of the action to the Exchange Agent and will issue a release to an appropriate news agency.  In the case of an extension, an announcement will be made no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

This Letter is to be completed by a holder of Original Notes either if Original Notes are to be forwarded herewith or if a tender of Original Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the “The Exchange Offer” section of the Prospectus.  Holders of Original Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry transfer of their Original Notes into the Exchange Agent’s account at DTC and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth in the “The Exchange Offer— Guaranteed Delivery Procedures” section of the Prospectus.  See Instruction 1.  Delivery of documents to DTC does not constitute delivery to the Exchange Agent.  Holders who tender their Original Notes using the DTC ATOP procedures described on page 3 need not submit this Letter.

The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action that the undersigned desires to take with respect to the Exchange Offer.

List below the Original Notes to which this Letter relates.  If the space provided below is inadequate, the certificate numbers and principal amount of Original Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF ORIGINAL NOTES

	1	2	3

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Amount of Original Note(s)	Amount Tendered**

*      Need not be completed if Original Notes are being tendered by book-entry transfer.

**    Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Original Notes represented by the Original Notes indicated in column 2. See Instruction 2. Original Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution ________________________________________________

Account Number ____________ Transaction Code Number ________________________

By crediting Original Notes to the Exchange Agent’s account at DTC in accordance with DTC’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent’s Message to the Exchange Agent in which the holder of the Original Notes acknowledges and agrees to be bound by the terms of this Letter, the participant in ATOP confirms on behalf of itself and the beneficial owners of such Original Notes all provisions of this Letter applicable to it and such beneficial owner as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s) ______________________________________________

Window Ticket Number (if any) ______________________________________________

Date of Execution of Notice of Guaranteed Delivery ______________________________

Name of Institution that Guaranteed Delivery ____________________________________

IF DELIVERED BY DTC, COMPLETE THE FOLLOWING:

Account Number ____________ Transaction Code Number ________________________

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED ORIGINAL NOTES AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: ___________________________________________________________________

Address: _________________________________________________________________

If the undersigned is not a broker-dealer, the undersigned represents that it acquired the Exchange Notes in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes and it has no arrangement or understanding with any person to participate in a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive the Exchange Notes for its own account in exchange for the Original Notes, it represents that the Original Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act of 1933, as amended (the “Securities Act”), in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of the Original Notes indicated above.  Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as agent of the Company) with respect to the tendered Original Notes, with full power of substitution and resubstitution (such power of attorney being deemed an irrevocable power coupled with an interest) to (1) deliver certificates representing such Original Notes, or transfer ownership of such Original Notes on the account books maintained by DTC, together, in each such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (2) present and deliver such Original Notes for transfer on the books of the Company and (3) receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Original Notes, all in accordance with the terms of the Exchange Offer.

The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Original Notes tendered hereby, (b) the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and (c) the Original Notes tendered for exchange are not subject to any adverse claims or proxies when the same are accepted by the Company.  The undersigned hereby further represents that any Exchange Notes acquired in exchange for Original Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Original Notes nor any such other person is engaged in, or intends to engage in a distribution of such Exchange Notes within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), or has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, and that neither the holder of such Original Notes nor any such other person is an “affiliate”, as such term is defined in Rule 405 under the Securities Act, of the Company.

The undersigned also acknowledges that this Exchange Offer is being made based on the Company’s understanding of an interpretation by the staff of the U.S. Securities and Exchange Commission (the “SEC”) as set forth in no-action letters issued to third parties, including Exxon Capital Holdings Corporation, SEC No-Action Letter (available May 13, 1988), Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991) and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993), that the Exchange Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by each holder thereof (other than a broker-dealer who acquires such Exchange Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder’s business and such holder is not engaged in, and does not intend to engage in, a distribution of such Exchange Notes and has no arrangement with any person to participate in the distribution of such Exchange Notes.  If a holder of the Original Notes is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (x) may not rely on the applicable interpretations of the staff of the SEC, (y) will not be entitled to tender its Original Notes in the Exchange Offer and (z) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.  If the undersigned is a broker-dealer that will receive the Exchange Notes for its own account in exchange for the Original Notes, it represents that the Original Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby.  All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.  This tender may be withdrawn only in accordance with the procedures set forth in the “The Exchange Offer—Withdrawal of Tenders” section of the Prospectus.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing the Original Notes for any Original Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of the Original Notes, please credit the account indicated above maintained at DTC.  Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Exchange Notes (and, if applicable, substitute certificates representing the Original Notes for any Original Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Original Notes”.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF ORIGINAL NOTES” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)	SPECIAL DELIVERY INSTRUCTION (See Instructions 3 and 4)

To be completed ONLY if the certificates for the Original Notes not exchanged and/or the Exchange Notes are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter below, or if the Original Notes delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue the Exchange Notes and/or the Original Notes to:

Name(s):  ___________________________

(Please Type or Print)

Address:  ___________________________

    ___________________________

    ___________________________

(Including Zip Code)

(Tax Identification or Social Security Number)

(See Substitute Form W-9)

☐        Credit unexchanged Original Notes delivered by book-entry transfer to the DTC account set forth below.

(DTC Account Number, if applicable)

To be completed ONLY if the certificates for the Original Notes not exchanged and/or the Exchange Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter below or to such person(s) at an address other than shown in the box entitled “Description of Original Notes” on this Letter above.

Deliver the Exchange Notes and/or the Original Notes to:

Name(s):  ___________________________

(Please Type or Print)

Address:  ___________________________ ___________________________ ___________________________

(Including Zip Code)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU HEREOF (TOGETHER WITH THE CERTIFICATES FOR THE ORIGINAL NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING ANY BOX ABOVE

PLEASE SIGN HERE (TO BE COMPLETED BY ALL TENDERING HOLDERS) (Complete accompanying Substitute Form W-9)

(Signature(s) of Owner)

Dated: _________________________, 200__

Name(s): ___________________________________________________________________________________

(Please Type or Print)

Capacity (full title): __________________________________________________________________________

Address: ____________________________________________________________________________________

(Including Zip Code)

Daytime Area Code and Telephone No.: __________________________________________________________

Taxpayer Identification or Social Security No.: _____________________________________________________

(See Substitute Form W-9)

(If a holder is tendering any Original Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Original Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.)

SIGNATURE GUARANTEE (if required by Instruction 3)

FINANCIAL INSTITUTIONS: PLACE MEDALLION
GUARANTEE IN SPACE BELOW

Authorized Signature: _________________________________________________________________________

Name: _____________________________________________________________________________________

Name of Firm: _______________________________________________________________________________

Address: ____________________________________________________________________________________

Area Code and Telephone Number: ______________________________________________________________

Dated: ______________________________________________________________________________________

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.	Delivery of This Letter and the Original Notes; Guaranteed Delivery Procedures.

This Letter is to be completed by the holders of the Original Notes either if the certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the “The Exchange Offer—Book-Entry Transfer” section of the Prospectus and an Agent’s Message is not delivered.  The certificates for all physically tendered Original Notes, or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter (or facsimile thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.  Original Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.  The term “Agent’s Message” means a message, transmitted by DTC to, and received by, the Exchange Agent and forming a part of a book-entry confirmation which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that it has received and agrees to be bound by the Letter and that the Company may enforce the Letter against the tendering participant.  Holders who tender their Original Notes by using the DTC ATOP procedures need not submit this Letter.

Holders of Original Notes whose certificates for Original Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Original Notes pursuant to the guaranteed delivery procedures set forth in the “The Exchange Offer—Guaranteed Delivery Procedures” section of the Prospectus.  Pursuant to such procedures, holders may tender their Original Notes if (i) the tender is made by or through an Eligible Guarantor Institution (as defined below); (ii) a properly completed and signed Notice of Guaranteed Delivery in the form provided with this Letter is delivered to the Exchange Agent on or before the Expiration Date (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Original Notes and the amount of Original Notes tendered, stating that the tender is being made thereby; and (iii) the certificates or a confirmation of book-entry transfer and a properly completed and signed Letter is delivered to the Exchange Agent within three New York Stock Exchange trading days after execution of the Notice of Guaranteed Delivery.  The Notice of Guaranteed Delivery may be delivered by hand, facsimile or mail to the Exchange Agent, and a guarantee by an Eligible Guarantor Institution must be included in the form described in the notice.

Delivery of this Letter, the Original Notes and all other required documents by whatever method you choose is at your sole risk.  Delivery is complete when the Exchange Agent actually receives the items to be delivered.  Delivery of documents to DTC in accordance with DTC’s procedures does not constitute delivery to the Exchange Agent.  If delivery is by mail, then registered mail, return receipt requested, properly insured, or an overnight delivery service is recommended.  In all cases, please allow sufficient time to ensure timely delivery.  If the Original Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

2.	Partial Tenders (not applicable to holders of Original Notes who tender by book-entry transfer).

If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of the Original Notes to be tendered in the box above entitled “Description of Original Notes—Principal Amount Tendered.”  A reissued certificate representing the balance of nontendered Original Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, as promptly as practicable after the Expiration Date.  All of the Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.	Signatures on This Letter; Bond Powers and Endorsements; Guarantee of Signatures.

If this Letter is signed by the registered holder of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

If any tendered Original Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

When this Letter is signed by the registered holder of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required.  If, however, the Exchange Notes are to be issued, or any untendered Original Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required.  Signatures on such certificates must be guaranteed by an Eligible Guarantor Institution.

If this Letter is signed by a person other than the registered holder of any certificates specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the certificates and the signatures on such certificates must be guaranteed by an Eligible Guarantor Institution.

If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

Endorsements on certificates for the Original Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm that is a member of the Security Transfer Agent Medallion Signature Program or by any other “Eligible Guarantor Institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934.

Signatures on this Letter need not be guaranteed by an Eligible Guarantor Institution, provided the Original Notes are tendered: (i) by a registered holder of the Original Notes (which term, for purposes of the Exchange Offer, includes any participant in the DTC system whose name appears on a security position listing as the holder of such Original Notes) tendered who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter or (ii) for the account of an Eligible Guarantor Institution.

4.	Special Issuance and Delivery Instructions.

Tendering holders of the Original Notes should indicate in the applicable box the name and address to which the Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Original Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter.  In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated.  A holder tendering the Original Notes by book-entry transfer may request that the Original Notes not exchanged be credited to such account maintained at DTC as such holder may designate hereon.  If no such instructions are given, such Original Notes not exchanged will be returned to the name or address of the person signing this Letter.

5.	Tax Identification Number.

Federal income tax law generally requires that a tendering holder whose Original Notes are accepted for exchange must provide the Company (as payor) with such holder’s correct Taxpayer Identification Number (“TIN”) on the Substitute Form W-9 below, which, in the case of a tendering holder who is an individual, is his or her social security number.  If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service.  In addition, delivery of the Exchange Notes to such tendering holder may be subject to backup withholding on all reportable payments made after the exchange.  If the withholding results in an overpayment of taxes, a refund may be obtained.

Exempt tendering holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements.  See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions.

To prevent backup withholding, each tendering holder must provide its correct TIN by completing the “Substitute Form W-9” set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.  If the tendering holder is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, or other similar statement, signed under penalties of perjury, certifying as to that individual’s exempt status.  You can obtain the appropriate form from the Exchange Agent.  If the Original Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report.  If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write “applied for” in lieu of its TIN.  Please note that checking this box and writing “applied for” on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future.  If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

6.	Transfer Taxes.

The Company will pay the transfer taxes for the exchange of the Original Notes in the Exchange Offer.  If, however, the Exchange Notes are delivered to or issued in the name of a person other than the registered holder, or if a transfer tax is imposed for any reason other than for the exchange of the Original Notes in the Exchange Offer, then the tendering holder will pay the transfer taxes.  If a tendering holder does not submit satisfactory evidence of payment of taxes or exemption from taxes with the Letter, the taxes will be billed to the tendering holder.

Except as provided in this Instruction 6, it is not necessary for transfer tax stamps to be affixed to the Original Notes specified in this Letter.

7.	Waiver of Conditions.

The Company reserves the right to waive any or all conditions enumerated in the Prospectus.

8.	No Conditional Tenders; No Notice of Irregularities.

No alternative, conditional, irregular or contingent tenders will be accepted.  All tendering holders, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

Neither the Company, any affiliates or assigns of the Company, the Exchange Agent nor any other person is under any obligation to give notice of any irregularities in tender nor will they be liable for failing to give such notice.

9.	Mutilated, Lost, Stolen or Destroyed Original Notes.

Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.	Requests for Assistance or Additional Copies.

Questions relating to the procedures for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

TO BE COMPLETED BY ALL TENDERING HOLDERS

(See Instruction 5)

TAXPAYER IDENTIFICATION NUMBER Substitute Form W-9

Name:       _________________________________________________________________________________

                    (First, middle, last) (If joint names, list both and circle the name of the person or entity whose number you enter in Part I below)

Address: _________________________________________________________________________________ _________________________________________________________________________________

Part 1 — Please provide your Taxpayer Identification Number (“TIN”) in the space provided below and certify by signing and dating below.

___________________________________________

(Social Security or Employer Identification Number)

Part 2 — If you are exempt from backup withholding, check here. ☐ — Exempt from backup withholding

Part 3 — Certification — Under penalties of perjury, I certify that:

1.    The information provided above on this Substitute Form W-9 is true, complete and correct; and

2.    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has informed me that I am no longer subject to backup withholding.

Signature: ____________________________________________ Date: ______________________________

Certification Instructions — You must cross out item 2 of Part 3 if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item 2 of Part 3.

NOTE:    Failure to complete and return this Substitute Form W-9 may result in backup withholding of any payments made to you. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

NOTE:    You must complete the following certificate if are awaiting a Taxpayer Identification Number.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, all reportable payments made to me thereafter may be subject to withholding until I provide a number.

___________________________________________ Signature	___________________________________________ Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer.—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended, “IRS” is the Internal Revenue Code.

For this type or account:		Give the TAXPAYER IDENTIFICATION NUMBER of—	For this type or account:		Give the TAXPAYER IDENTIFICATION NUMBER of—

1.	Individual	The individual	6.	A valid trust, estate or pension trust	The legal entity(4)

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	7.	Corporate account	The corporation

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8.	Association, club, religious, charitable, educational, or other tax-exempt organization account	The organization

4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	9.	Partnership	The partnership

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	10.	A broker or registered nominee

5.	Sole proprietorship	The owner(3)	11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s Social Security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:    If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

(continued)

Obtaining a Number

If you do not have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1(800) TAX-FORM, and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from withholding include:

•    An organization exempt from tax under section 501(a) or an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•    The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

•    An international organization or any agency or instrumentality thereof.

•    A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•    A corporation.

•    A financial institution.

•    A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•    A real estate investment trust

•    A common trust fund operated by a bank under Section 584(a).

•    A trust exempt from tax under Section 664 as described in Section 4947.

•    An entity registered at all times during the tax year under the Investment Company Act of 1940.

•    A middleman known in the investment community as a nominee or custodian.

•    A futures commission merchant registered with the Commodity Futures Trading Commission.

•    A foreign central bank of issue.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

•    Payments to nonresident aliens subject to withholding under Section 1441.

•    Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•    Payments of patronage dividends not paid in money.

•    Payments made by certain foreign organizations.

•    Section 404(k) payments made by an ESOP

•    Payments made to a nominee.

Payments of interest generally exempt from backup withholding include:

•    Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in due course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•    Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•    Payments described in Section 6049(b)(5) to nonresident aliens.

•    Payments on tax-free covenant bonds under Section 1451. Payments made by certain foreign organizations.

•    Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations under those sections. Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FORM, AND RETURN TO THE PAYER. ALSO SIGN AND DATE THE FORM. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH A PAYER A COMPLETED APPLICABLE INTERNAL REVENUE FORM W-8 (CERTIFICATE OF FOREIGN STATUS).

Privacy Act Notice.—Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)  Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)  Failure to Report Certain Dividend and Interest Payments.—If you fail to include any portion of an includable payment for interest dividends or patronage dividends in gross income and such failure is due to negligence, a penalty of 20% is imposed on any portion of an underpayment attributable to the failure.

(3)  Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(4)  Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.